EXHIBIT 10.24.1

                 FOURTH AMENDED AND RESTATED SECURITY AGREEMENT
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     THIS FOURTH AMENDED AND RESTATED  SECURITY  AGREEMENT  (this  "Agreement"), dated as of August 31, 2006, is by CONN APPLIANCES, INC., a Texas corporation, and CAI, L.P., a Texas limited partnership (collectively, "Debtor"), for the benefit of BANK OF AMERICA, N.A., a national banking association ("Secured Party").

                                    RECITALS

     A. Secured Party agreed to provide Debtor with a secured and uncommitted import letter of credit line of up to $1,200,000 in the aggregate to accommodate Debtor's importation of inventory purchases into North America, which import letter of credit line was extended, renewed and increased up to $1,500,000 in June, 2004, and further extended, renewed and increased up to $3,000,000 in July, 2005 (the "Existing Import Letter of Credit Line").

     B. In connection with the Existing Import Letter of Credit Line, Debtor executed a Security Agreement dated as of March 20, 2003 (as amended and restated by the First Amended and Restated Security Agreement dated as of June 17, 2004, as amended and restated by the Second Amended and Restated Security Agreement dated as of July 11, 2005, and as amended and restated by the Third Amended and Restated Security Agreement dated as of June 14, 2006) in favor of Secured Party, granting to Secured Party a first priority security interest in, and lien upon, the "Collateral" as described therein (collectively, the "Existing Security Agreement").

     C. Debtor and Secured Party have agreed to increase the Existing Import Letter of Credit Line to provide for a secured and uncommitted import letter of credit line of up to $10,000,000 in the aggregate (the "Import Letter of Credit Line").

     D. Accordingly, Secured Party and Debtor hereby amend and restate the Existing Security Agreement in its entirety as follows:

                                   AGREEMENTS

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor covenants and agrees with Secured Party as follows:

     1. Certain Definitions. Capitalized terms used but not defined in this Agreement have the meaning given them in the UCC (defined below). If the definition given a term in Chapter 9 of the UCC conflicts with the definition given that term in any other chapter of the UCC, the Chapter 9 definition shall control. As used in this Agreement:

          Agreement means this Agreement, together with all schedules attached hereto, and all amendments and modifications to this Agreement or such schedules.

          Collateral is defined in Section 5 of this Agreement.

          Credit Agreement Event of Default means an "Event of Default" as defined in that certain Credit Agreement dated as October 31, 2005, among Conn Appliances, Inc. and the other Borrowers (as defined therein), JPMorgan Chase Bank, National Association, as Administrative Agent, Bank of America, as Syndication Agent, SunTrust Bank, as Documentation Agent, J.P. Morgan Securities, Inc., as Arranger, and the Lenders (as defined therein) party thereto, as amended, restated or otherwise modified from time to time; provided that, the defined term "Credit Agreement Event of Default" includes without limitation, an event of default under any and all credit agreements or loan agreements that replace or refinance such Credit Agreement.

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          Debtor is defined in the preamble to this Agreement.

          Event of Default is defined in Section 11.

          Governmental Authority means any (a) (domestic or foreign) judicial, executive, legislative, or administrative instrumentality, or any agency, court, department, commission, board, bureau, or other instrumentality, under any federal, state, county, parish, commonwealth, city, municipal or other political subdivision, and (b) private mediation or arbitration board or panel.

          Import Letter of Credit Line is defined in Recital A above.

          Inventory means any and all inventory purchased from every counterparty of Debtor with credit support provided by the Import Letter of Credit Line, including without limitation, the parties listed on attached
     Schedule 1 (as such Schedule 1 may be amended from time to time as set out in Section 3 below), whether now owned or acquired in the future by Debtor, all proceeds of insurance thereon, and all identifiable cash proceeds in the form of money and checks received by any Debtor with respect thereto.

          Law means all applicable statutes, laws, treaties, ordinances, rules, regulations, orders, writs, injunctions, decrees, judgments, opinions and interpretations of any Governmental Authority.

          Lien means any lien, mortgage, security interest, pledge, assignment, charge, title retention agreement or encumbrance of any kind and any other arrangement for a creditor's claim to be satisfied from assets or proceeds prior to the claims of other creditors or the owners.

          Obligation means all of Debtor's payment and performance obligations under this Agreement and all other documents and agreements executed in connection with the Import Letter of Credit Line, including without limitation, all applications and agreements for the issuance of commercial letters of credit, and reasonable attorney's fees and expenses incurred by Secured Party in connection therewith and herewith.

          Obligor means "obligor" as such term is defined in the UCC, including without limitation, any person or entity obligated with respect to any of the Collateral, whether as a party to a contract, an account debtor or otherwise.

          Rights means rights, remedies, powers, privileges and benefits.

          Secured Party is defined in the preamble to this Agreement.

          Security Interest means the security interests granted and the transfers, pledges, and assignments made under Section 3 of this Agreement.

          UCC means the Uniform Commercial Code, as adopted and in effect in the State of Texas from time to time.

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     2.  Security  For Import  Letter of Credit  Line.  This  Agreement is being executed and delivered to secure the prompt, unconditional, and complete payment and performance of the Obligation.

     3. Security Interest. Subject to the terms and conditions of this Agreement, Debtor grants to Secured Party a security interest in, and Lien upon, all of Debtor's right, title, and interest in and to the Collateral and Debtor transfers, pledges, and assigns as security to Secured Party all Debtor's right, title, and interest in the Collateral. If the transfer, pledge, or assignment of any specific item of the Collateral is expressly prohibited by any contract, the Security Interest shall be effective to the extent allowed by UCC ss.9.406 or other applicable Law. Notwithstanding anything to the contrary herein, Debtor and Secured Party hereby agree that Debtor may from time to time update the list of counterparties on Schedule 1 attached hereto by delivering a revised Schedule 1 to Secured Party, and, upon the execution of such revised Schedule 1 by Secured Party, the then current Schedule 1 shall automatically be replaced in its entirety by such revised Schedule 1.

     4. No Assumption or Modification. The Security Interest is given as collateral security only. Secured Party does not assume, and shall not be liable for, any of Debtor's liabilities, duties, or obligations under or in connection with the Collateral. Secured Party's acceptance of this Agreement, or its taking any action in carrying out this Agreement, does not constitute Secured Party's approval of the Collateral or Secured Party's assumption of any obligation under, or in connection with, the Collateral. This Agreement does not affect or modify Debtor's obligations with respect to the Collateral.

     5. Collateral. As used in this Agreement, the term "Collateral" means all of Debtor's right, title and interest in and to Inventory, wherever located, whether now owned or hereafter acquired by Debtor, together with any and all proceeds, products, additions to, substitutions for and accessions thereto; provided, however, that under no circumstances shall the Collateral include (x) Purchased Receivables, Related Security, Receivable Files, or Originator Notes as each is defined in the Receivables Purchase Agreement dated as of September 1, 2002, between Conn Appliances, Inc., CAI, L.P., and Conn Funding I, L.P., as sellers, and Conn Funding II, L.P., as purchaser, or any products or proceeds thereof; or (y) Transferred Assets as defined in the Agreement of Sale dated as of January 24, 2001, by and between Conn Appliances, Inc. and CAI, L.P., as sellers, and Aaron Rents, as purchaser. Subject to the proviso in the preceding sentence, the description of Collateral contained in this Section 5 includes after acquired Collateral and proceeds of the Collateral.

     6. Fraudulent Conveyance. Notwithstanding any provision of this Agreement to the contrary, Debtor agrees that if, but for the application of this Section 6, the Obligations or any Security Interest would constitute a preferential transfer under 11 U.S.C. ss. 547, a fraudulent conveyance under 11 U.S.C. ss. 548 (or any successor section of that Code) or a fraudulent conveyance or transfer under any state fraudulent conveyance or fraudulent transfer law or similar Law in effect from time to time (each a "Fraudulent Conveyance"), then the Obligations and each affected Security Interest will be enforceable to the maximum extent possible without causing the Obligations or any Security Interest to be a Fraudulent Conveyance, and shall be deemed to have been automatically amended to carry out the intent of this Section 6.

     7. Representations and Warranties. Debtor represents and warrants to Secured Party that:

         (a) Binding Obligation. This Agreement creates a legal, valid, and binding security interest in, and Lien upon, the Collateral in favor of Secured Party and enforceable against Debtor. The Security Interest created under this Agreement will be duly perfected once the action required for perfection under applicable Law has been taken. Once perfected, the Security Interest will constitute a first priority Lien on the Collateral. The creation of the Security Interest does not require the consent of any third party.

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         (b) Place of  Business;  Location of Records.  The location of Debtor's chief executive office or principal place of business is set out on Schedule 2. Debtor's state of organization and its organizational identification number is set out on Schedule 2. Debtor's books and records concerning the Collateral are located at its chief executive office or principal place of business. All Inventory (other than on consignment or in transit) are located until disposed of in the ordinary course of business) at one or more of the locations set out on Schedule 2.

         (c) No Prior Lien. Debtor has not executed any prior transfer, assignment, pledge, security interest, Lien or hypothecation covering the Collateral or any interest in the Collateral other than a subordinated Lien on the Inventory granted to the lenders under Debtor's senior credit facility with JP Morgan Chase, as agent for such lenders.

         (d) No Defenses. No portion of the Collateral is subject to any setoff, counterclaim, defense, allowance, or adjustment.

     8. Additional Collateral. The delivery at any time by Debtor to Secured Party of Collateral or of additional specific descriptions of certain Collateral will constitute a representation and warranty by Debtor to Secured Party under this Agreement that the representations and warranties in Section 7 are true and correct with respect to each item of such Collateral.

     9. Affirmative Covenants. Debtor further covenants and agrees with Secured Party that until the Obligation is irrevocably paid and performed in full, Debtor shall:

         (a) Relocation of Office or Books and Records; Change of Name or Address; and Organizational Structure. Give Secured Party thirty (30) days prior written notice of (i) any proposed relocation of its principal place of business or chief executive office, (ii) any proposed relocation of the place where its books and records relating to the Collateral are kept, and (iii) a change of its name, organizational structure or taxpayer identification number.

         (b) Change in Collateral. Promptly notify Secured Party of any material change in the Collateral or in any fact or circumstance represented or warranted by Debtor with respect to any of the Collateral.

         (c) Insurance. Debtor shall obtain and maintain insurance upon and relating to the Inventory insuring against general liability, personal injury and death, loss by fire and such other hazards, casualties, and contingencies (including but not limited to fire, lightning, hail, windstorm, explosion, malicious mischief, and vandalism) as are covered by extended coverage policies in effect where the such property is located and such other risks as may be reasonably specified by Secured Party from time to time, all in such amounts and with such insurers of recognized responsibility as are reasonably acceptable to Secured Party. Upon request, Debtor shall provide Secured Party with certificates of insurance in amounts and with deductibles reasonably required by Secured Party. Secured Party shall have the right, but not the obligation, to make premium payments, at Debtor's expense, to prevent any cancellation, endorsement, alteration or reissuance, and such payments shall be accepted by the insurer to prevent same, provided that, to the extent Secured Party makes any premium payments or pays any other amount in respect of such insurance policies, such amount shall become part of the Obligations and shall accrue interest at the maximum rate permitted by applicable law.

         (d) Taxes and Assessments. Debtor shall pay all taxes and assessments on all of the Collateral when due and upon Secured Party's request, provide Secured Party with evidence of payment of such taxes. Secured Party shall have the right, but not the obligation, to pay such taxes or assessments, at Debtor's expense, to prevent any lien or other legal process from attaching or arising, provided that, to the extent Secured Party pays any such tax or assessment or any other amount in respect of such tax or assessment, such amount shall become part of the Obligation and shall accrue interest at the maximum rate permitted by applicable law.

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         (e) Record of  Collateral.  Maintain at its chief  executive  office or principal place of business a current record of all of the Collateral and permit Secured Party or its representatives to inspect and make copies from such records, and upon Secured Party's request, furnish to Secured Party such documents, lists, descriptions, certificates, and other information with respect to the identity, status, condition, terms of, parties to, and value of the Collateral.

         (f) Adverse Claim. Immediately notify Secured Party in writing of any claim, action, or proceeding challenging the Security Interest or affecting title to or any loss or casualty, with respect to all or any portion of the Collateral or the Security Interest and, at Secured Party's request, appear in and defend any such appropriate action or proceeding at Debtor's sole cost and expense.

         (g) Hold Collateral In Trust. While an Event of Default exists, hold in trust (and not commingle with its other assets) for Secured Party all Collateral at any time received by it and promptly deliver same to Secured Party upon Secured Party's request unless Secured Party at its option gives Debtor written permission to retain that Collateral. While an Event of Default exists, at Secured Party's request, the Collateral so retained shall be marked to state that it is assigned to Secured Party and each instrument shall be endorsed to the order of Secured Party (but failure to so mark or endorse shall not impair the Security Interest).

         (h) Perform Obligations. Perform all of its obligations under or in connection with the Collateral in accordance with customary business practices and applicable Law.

         (i) Amendment. Not amend, alter, or modify, or permit the amendment, alteration or modification of, all or any portion (individually or collectively) of the Collateral in any adverse manner without Secured Party's prior written consent.

         (j) Impairment of Collateral. Not do or permit any act which would adversely impair all or any portion of the Collateral.

         (k) Default Under Collateral. Immediately notify Secured Party in writing of any default or event of default by Debtor or, to the best of Debtor's knowledge, by any other party under or in connection with all or any portion (individually or collectively) of the Collateral and immediately use its commercial efforts to remedy the same or immediately demand that the same be remedied.

         (l) Further Assurances. From time to time Debtor shall promptly execute, authorize, authenticate and deliver to Secured Party all other assignments, certificates, supplemental documents, and financing statements, and all other acts Secured Party requests in order to create, evidence, perfect, continue or maintain the existence and priority of the Security Interest and in order to perfect the Lien on, and Security Interest in, all future Collateral including, without limitation, (i) amendments to Schedule 1 and/or Schedule 2, and (ii) the authentication and filing of such financing statements as Secured Party may require. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement.

     10. Negative Covenants. Debtor further covenants and agrees with Secured Party that until the Obligation is paid and performed in full, Debtor shall not:

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         (a) Use Violations.  Debtor will not use, maintain, operate, or occupy, or allow the use, maintenance, operation, or occupancy of the Collateral in any manner which violates any Law.

         (b) Alterations. Debtor will not commit or permit any waste of the Collateral that would diminish its value in any material respect.

         (c) Prohibition on Transfer of Property. Debtor will not sell, trade, transfer, assign, exchange, or otherwise dispose of any of the Collateral except in the ordinary course of Debtor's business.

         (d) No Further Encumbrances. Debtor will not create, place, suffer, or permit to be created or placed or, through any act or failure to act, acquiesce in the placing of or allow to remain, any mortgage, pledge, Lien (statutory, constitutional, or contractual), security interest, encumbrance, or charge on, or conditional sale or other title retention agreement, regardless of whether same are expressly subordinate to the Liens of this Agreement with respect to the Collateral other than Liens incurred under Debtor's senior credit facility.

     11. Event of Default; Remedies. Upon the occurrence and during the continuance of any default under any application and agreement for the issuance of commercial letter of credit or similar agreement executed and delivered in connection with the Import Letter of Credit Line, or any breach of this Agreement, or a Credit Agreement Event of Default (each an "Event of Default"), Secured Party has the following cumulative rights and remedies under this
Agreement:

         (a) Debtor's Agent. Secured Party shall be deemed to be irrevocably appointed as Debtor's agent and attorney-in-fact with all right and power to enforce all of Debtor's rights and remedies under or in connection with the Collateral. All costs, expenses and liabilities incurred and payments made by Secured Party as Debtor's agent and attorney-in-fact, including, without limitation, attorney's fees and expenses, shall be considered a loan by Secured Party to Debtor which shall be repayable on demand and shall accrue interest at the maximum rate of interest allowed by Law and shall be part of the indebtedness secured hereby.

         (b) Obligors. Secured Party may notify or require each Obligor to make payment directly to Secured Party and Secured Party may take control of the proceeds paid to Debtor. Until Secured Party elects to exercise these Rights, Debtor is authorized to collect and enforce the Collateral and to retain and expend all payments made on the Collateral. After Secured Party elects to exercise these rights, Secured Party shall have the Right in its own name or in the name of Debtor to (i) compromise or extend time of payment with respect to all or any portion of the Collateral for such amounts and upon such terms as Secured Party may reasonably determine, (ii) demand, collect, receive, receipt for, sue for, compound, and give acquittance for any and all amounts due or to become due with respect to Collateral, (iii) take control of cash and other proceeds of any Collateral, (iv) endorse Debtor's name on any notes, acceptances, checks, drafts, money orders, or other evidences of payment on Collateral that may come into Secured Party's possession, (v) sign Debtor's name on any invoice or bill of lading relating to any Collateral, on any drafts against Obligors or other Persons making payment with respect to Collateral, on assignments and verifications of accounts or other Collateral and on notices to Obligors making payment with respect to Collateral, (vi) send requests for verification of obligations to any Obligor, and (vii) do all other acts and things reasonably necessary to carry out the intent of this Agreement. If any Obligor fails to make payment on any Collateral when due, Secured Party is authorized, in its sole discretion, either in its own name or in Debtor's name, to take such action as Secured Party shall deem appropriate for the collection of any amounts owed with respect to Collateral or upon which a delinquency exists. Regardless of any other provision of this Agreement, Secured Party shall not be liable for its failure to collect, or for its failure to exercise diligence in the collection of, any amounts owed with respect to Collateral, nor shall he be under any duty whatsoever to anyone except Debtor to account for funds that it shall actually receive under this Agreement. A receipt if given by Secured Party to any Obligor shall be a full and complete release, discharge, and acquittance to such Obligor, to the extent of any amount so paid to Secured Party. Secured Party may apply or set off amounts paid on Collateral and the deposits against any liability of Debtor to Secured Party.

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         (c) UCC Rights. Secured Party may exercise any and all Rights available to a secured party under the UCC, in addition to any and all other Rights afforded by this Agreement, at law, in equity, or otherwise, including, without limitation, (i) requiring Debtor to assemble all or part of the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to Debtor and Secured Party, (ii) applying by appropriate judicial proceedings for appointment of a receiver for all or part of the Collateral, (iii) applying to the Obligation then due and payable any cash held by Secured Party, (iv) reducing any claim to judgment, (v) exercising the rights of offset against the interest of Debtor in and to every account and other property of Debtor in Secured Party's possession to the extent of the full amount of the Obligation then due and payable, (vi) foreclosing the Security Interest and any other liens Secured Party may have or otherwise realize upon any and all of the rights Secured Party may have in and to the Collateral, or any part thereof, and (vii) bringing suit or other proceedings before any Governmental Authority either for specific performance of any covenant or condition contained herein or in aid of the exercise of any right granted to Secured Party hereunder.

         (d) Notice. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Debtor and to any other Person entitled to notice under the UCC, provided that, if any of the Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Party may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind. It is agreed that notice sent or given not fewer than ten (10) calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this subsection. It shall not be necessary that the Collateral be at the location of the sale.

         (e) Application of Proceeds. Secured Party shall apply the proceeds of any sale, casualty, condemnation or other disposition of the Collateral as follows: first, to the payment of all its expenses incurred in retaking, holding, and preparing any of the Collateral for sale(s) or other disposition, in arranging for such sale(s) or other disposition, and in actually selling or disposing of the same (all of which is part of the Obligation); second, toward repayment of amounts expended by Secured Party under Section 12 of this Agreement; and third, toward payment of the balance of the Obligations in the order and manner as Secured Party elects.

         (f) Sale. Secured Party's sale of less than all the Collateral shall not exhaust Secured Party's Rights under this Agreement and Secured Party is specifically empowered to make successive sales until all the Collateral is sold. If the proceeds of a sale of less than all the Collateral shall be less than the Obligations, this Agreement and the Security Interest shall remain in full force and effect as to the unsold portion of the Collateral just as though no sale had been made. In the event any sale under this Agreement is not completed or is, in Secured Party's reasonable opinion, defective, such sale shall not exhaust Secured Party's rights under this Agreement and Secured Party shall have the right to cause a subsequent sale or sales to be made. Any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale under this Agreement as to nonpayment of the Obligations, or as to the occurrence of any Event of Default, or as to Secured Party's having declared all of such Obligation to be due and payable, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or as to any other act or thing having been duly done by Secured Party, shall be taken as prima facie evidence of the truth of the facts so stated and recited. Secured Party may appoint or delegate any one or more Persons as agent to perform any act or acts necessary or incident to any sale held by Secured Party, including the sending of notices and the conduct of sale, but such acts must be done in the name and on behalf of Secured Party.

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         (g) Existence of Event of Default. Regarding the existence of any Event of Default for purposes of this Agreement, Debtor agrees that the Obligors on any Collateral may rely upon written certification from Secured Party that such an Event of Default exists. Debtor expressly agrees that Secured Party shall not be liable to Debtor for any claims, damages, costs, expenses or causes of action of any nature whatsoever in connection with, arising out of, or related to Secured Party's exercise of any rights, powers or remedies under this Agreement.

     12. Other Rights of Secured Party.

         (a) Performance. In the event Debtor fails to preserve the priority of the Security Interest in any of the Collateral, or, upon the occurrence and during the continuance of an Event of Default, otherwise fails to perform any of its obligations hereunder with respect to the Collateral, then Secured Party may (but is not required to) prosecute or defend any suits in relation to the Collateral or take any other action which Debtor is required to take under this Agreement or applicable Law, but has failed to take. Any sum which may be reasonably expended or paid by Secured Party under this subparagraph (including, without limitation, court costs and attorneys' fees and expenses) shall bear interest from the date of expenditure or payment at the maximum rate permitted by applicable law until paid and, together with such interest, shall be payable by Debtor to Secured Party upon demand and shall be part of the indebtedness secured hereby.

         (b) Collateral in Secured Party's Possession. If, while an Event of Default exists, any Collateral comes into Secured Party's possession, Secured Party may use such Collateral for the purpose of preserving it or its value pursuant to the order of a court of appropriate jurisdiction or in accordance with any other Rights held by Secured Party in respect of such Collateral. Debtor covenants to promptly reimburse and pay to Secured Party, at Secured Party's request, the amount of all expenses incurred by Secured Party in connection with its custody and preservation of such Collateral, and all such expenses, costs, taxes, and other charges shall bear interest at the maximum rate permitted by applicable Law until repaid and, together with such interest, shall be payable by Debtor to Secured Party upon demand and shall be part of the indebtedness secured hereby. However, the risk of accidental loss or damage to, or diminution in value of, Collateral is on Debtor. Provided that Secured Party acts in accordance with all applicable Law, Secured Party shall have no liability for failure to obtain or maintain insurance, nor to determine whether any insurance ever in force is adequate as to amount or as to the risks insured. With respect to Collateral that is in the possession of Secured Party, Secured Party shall have no duty to fix or preserve Rights against prior parties to such Collateral and shall never be liable for any failure to use diligence to collect any amount payable in respect of such Collateral, but shall be liable only to account to Debtor for what it may actually collect or receive thereon.

     13. Miscellaneous.

         (a) Term. Upon full and final payment of the indebtedness secured hereby (other than as a result of Secured Party having exercised his rights under this Agreement), this Agreement shall terminate, provided that no Obligor on any of the Collateral shall be obligated to inquire as to the termination of this Agreement, but shall be fully protected in making payment directly to Secured Party, which payment shall be promptly paid over to Debtor after termination of this Agreement.

         (b) Actions Not Releases. The Security Interest and Debtor's obligation and Secured Party's Rights under this Agreement shall not be released, diminished, impaired, or adversely affected by the occurrence of any one or more of the following events: (i) the taking or accepting of any other security or assurance for any or all of the Obligations, (ii) any release, surrender, exchange, subordination, or loss of any security or assurance at any time existing in connection with any or all of the Obligations, (iii) the modification of, amendment to, or waiver of compliance with any terms of any application or agreement for the issuance of commercial letter of credit or similar agreement executed and delivered in connection with the Import Letter of Credit Line, (iv) the insolvency, bankruptcy, or lack of corporate or trust power of any party at any time liable for the payment of any or all of the Obligation, whether now existing or hereafter occurring, (v) any renewal, increase, extension, or rearrangement of the payment of any or all of the Obligations, either with or without notice to or consent of Debtor, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Secured Party to Debtor, (vi) any neglect, delay, omission, failure, or refusal of Secured Party to take or prosecute any action in connection with any other agreement, document, guaranty, or instrument evidencing, securing, or assuring the payment of all or any of the Obligation, (vii) any failure of Secured Party to notify Debtor of any renewal, extension, or assignment of the Obligation or any part thereof, or the release of any security under any other document or instrument, or of any other action taken or refrained from being taken by Secured Party against Debtor or any new agreement between Secured Party and Debtor, it being understood that Secured Party shall not be required to give Debtor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligation, including, without limitation, notice of acceptance of this Agreement or any Collateral ever delivered to or for the account of Secured Party under this Agreement, (viii) the illegality, invalidity, or unenforceability of all or any part of the Obligation against any third party obligated with respect thereto by reason of the fact that the Obligation, or the interest paid or payable with respect thereto, exceeds the amount permitted by Law, the act of creating the Obligation, or any part thereof, is ultra vires, or the officers, partners, or trustees creating same acted in excess of their authority, or for any other reason, or (ix) if any payment by any party obligated with respect thereto is held to constitute a preference under applicable Laws or for any other reason Secured Party is required to refund such payment or pay the amount thereof to someone else.

         (c) Waivers. Except to the extent expressly otherwise provided in this Agreement, Debtor waives (i) any Right to require Secured Party to proceed against any other Person, to exhaust its Rights in the Collateral, or to pursue any other Right which Secured Party may have, (ii) with respect to the Obligation, presentment and demand for payment, protest, notice of protest and nonpayment, notice of acceleration, and notice of the intention to accelerate, and (iii) all Rights of marshalling in respect of any and all of the Collateral.

         (d) Financing Statement. Secured Party shall be entitled at any time to file this Agreement or a carbon, photographic, or other reproduction of this Agreement, as a financing statement, but the failure of Secured Party to do so shall not impair the validity or enforceability of this Agreement.

         (e) Amendments. This Agreement may only be amended by a writing executed by Debtor and Secured Party.

         (f) Multiple Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same Agreement.

         (g) Parties Bound. This Agreement shall be binding on Debtor and its successors and assigns and shall inure to the benefit of Secured Party and its successors and assigns.

         (h) Assignment. Debtor may not, without Secured Party's prior written consent, assign any Rights, duties, or obligations under this Agreement. In the event of an assignment of all or part of the Obligation, the Security Interest and other Rights and benefits under this Agreement, to the extent applicable to the part of the Obligations so assigned, may be transferred with the Obligations.

         (i) Notices. Any notice or communication required or permitted under this Agreement must be given to the address specified under each party's signature below. Any notice or demand given hereunder shall be deemed to have been given and received (a) when actually received by the recipient, if delivered in person, or (b) if mailed to the address below (whether ever received or not), two business days after deposit in the U.S. Mail, postage prepaid.

         (j) Amendment and Restatement. This Agreement amends and restates in its entirety the Existing Security Agreement and shall not be construed to be a novation of the Existing Security Agreement.

         (k)  Governing  Law.  THIS   AGREEMENT  MUST  BE  CONSTRUED,   AND  ITS
PERFORMANCE ENFORCED, UNDER TEXAS LAW.

                     [Signatures appear on following page.]

     EXECUTED as of the date set forth in the preamble.

                                       DEBTOR:

                                       CONN APPLIANCES, INC., a Texas
                                       corporation


                                       By:   /s/ David R. Atnip
                                          --------------------------------------
                                           David R. Atnip, Secretary/Treasurer

                                       Address:

                                       P.O. Box 2358
                                       Beaumont, TX 77704-2358
                                       Facsimile No.: (409) 832-4967
                                       Attention: Thomas J. Frank, CEO


                                       CAI, L.P., a Texas limited partnership


                                       By:   Conn Appliances, Inc., its sole
                                             general partner


                                       By:   /s/ David R. Atnip
                                          --------------------------------------
                                           David R. Atnip, Secretary/Treasurer

                                       Address:

                                       P.O. Box 2358
                                       Beaumont, TX 77704-2358
                                       Facsimile No.: (409) 832-4967
                                       Attention: David R. Atnip


                                       SECURED PARTY:

                                       BANK OF AMERICA, N.A., a Texas
                                       corporation


                                       By:   /s/ Gary L. Mingle
                                          --------------------------------------
                                           Gary L. Mingle, Senior Vice President